Supplement dated October 18, 2013
to the Prospectus and Statement of Additional Information (SAI), as supplemented, of the following fund:
Fund	Prospectus and SAI Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Global Bond Fund	5/1/2013
Effective on or about October 18, 2013, the following changes are hereby made to the Fund’s prospectus:
The list of portfolio managers under the caption “Fund Management” in the “Summary of Columbia VP – Global Bond Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nicholas Pifer, CFA	Senior Portfolio Manager	Co-Manager	2000
Jim Cielinski	Portfolio Manager	Co-Manager	October 2013
Matthew Cobon	Portfolio Manager	Co-Manager	October 2013
The rest of the section remains the same.
The following information is hereby added under the caption “Portfolio Management” for Columbia VP – Global Bond Fund in the “More Information About the Funds” section:
The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.
The information about the portfolio managers under the caption “Portfolio Management” for Columbia VP – Global Bond Fund in the “More Information About the Funds” section is hereby superseded and replaced with the following information:
Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nicholas Pifer, CFA	Senior Portfolio Manager	Co-Manager	2000
Jim Cielinski	Portfolio Manager	Co-Manager	October 2013
Matthew Cobon	Portfolio Manager	Co-Manager	October 2013
Mr. Pifer joined the Investment Manager in 2000. Mr. Pifer began his investment career in 1990 and earned an M.A. from Johns Hopkins University School of Advanced International Studies.
Mr. Cielinski joined Threadneedle in 2010 as Head of Fixed Income. Prior to joining Threadneedle, Mr. Cielinski was Head of Global Credit – Investment Grade at Goldman Sachs. Mr. Cielinski began his investment career in 1983 and earned a B.S. in Finance from the University of Utah and an M.B.A. from New York University.
Mr. Cobon joined Threadneedle in 2011 as a fund manager. Prior to joining Threadneedle, he was the global head of currency fund management at Aberdeen Asset Management/Deutche Asset Management from 2001 to 2011. Mr. Cobon began his investment career in 1996 and earned a B.S. in Economics from the University of Warwick (U.K.).
The rest of the section remains the same.
Effective on or about October 18, 2013, the following changes are hereby made to the Fund’s SAI:
The information in Table 12. Portfolio Managers for the above mentioned fund has been superseded and replaced with the following:
Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of Dec. 31, 2012, unless otherwise noted. All shares of the Variable Portfolio funds are owned by life insurance companies and Qualified Plans, and are not available for purchase by individuals. Consequently, no portfolio manager owns any shares of Variable Portfolio Funds.
S-6466-216 A (10/13)

Table 12. Portfolio Managers
		Other Accounts Managed (excluding the fund)
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)	Potential Conflicts of Interest	Structure of Compensation
Global Bond	Nicholas Pifer	6 RICs 21 other accounts	$1.74 billion $324.93 million	6 other accounts ($31.05 M)	(3)	(30)
	Jim Cielinski(c)	4 PIVs 1 other account	$1.07 billion $39.9 million	2 PIVs ($209.3 M)	(8)	(38)
	Matthew Cobon(c)	3 PIVs	$832.0 million	3 PIVs ($832 M)

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of June 30, 2013
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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S-6466-216 A (10/13)